THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR EVIDENCE REASONABLY SATISFACTORY TO THE BORROWER THAT SUCH REGISTRATION IS NOT REQUIRED.

SECURED GRID PROMISSORY NOTE

$1,300,0000	April 13, 2022
New York, New York

FOR VALUE RECEIVED, the undersigned, Schmitt Industries, Inc., a corporation formed under the laws of the State of Oregon (“Borrower”), having an address at 2765 N.W. Nicolai Street, Portland, Oregon 97210 (the “Property”), promises to pay to the order of Sententia Capital Management LLC, a limited liability company formed under the laws of the State of New York (“Lender”), having an address at [], or its affiliated entities, at Lender’s address specified above or at such other place as may be designated in writing by the holder of this Note, on the date that is eighteen (18) months from the date of the first loan pursuant to this Note (as the same may be extended as provided in this Note, the “Maturity Date”), the lesser of: (a) the principal sum of One Million Three Hundred Thousand Dollars ($1,300,000) or (b) the aggregate unpaid principal sum of all loans made by Lender in its sole discretion to Borrower under this Promissory Note (this “Note”) from time to time, together with all interest accrued thereon in accordance with the terms of this Note.

1.                  Interest.

(a)               Interest shall be payable on the unpaid principal amount of this Note from time to time outstanding at the rate of eight percent (8%) per annum (the “Basic Rate”). Interest shall be computed on the basis of a 360 day year for actual days elapsed and shall be paid (a) quarterly on the last day of each calendar quarter (such date a “Quarterly Payment Date”), commencing on June 30, 2022, (b) at maturity of this Note (whether on the Maturity Date or by acceleration or otherwise) and (c) upon the making of any prepayment, as hereinafter provided.

(b)               On each Quarterly Payment Date occurring during the term of this Note, Borrower may, at its option, elect that a portion of the interest due and payable on such date be capitalized and added to the principal balance of this Note (such capitalized interest, the “PIK Interest”). The amount of PIK Interest added to principal on each Quarterly Payment Date during the term of the Note shall bear interest from and after such date at the Basic Rate applicable to the principal of this Note. All amounts of accrued PIK Interest as of each Quarterly Payment Date during the term of the Note shall no longer be deemed to be accrued and unpaid interest on the outstanding principal balance of this Note, but shall be considered principal until paid. Unless prohibited under applicable law, any accrued interest which is not paid on the date on which it is due and payable shall bear interest at the same rate at which interest is then accruing on the principal amount of this Note until such time as payment therefor is actually delivered to the Lender. Any accrued interest which for any reason has not been paid shall be payable in full on the date on which the final principal payment on this Note is due.

(c)               In addition, Borrower shall pay interest on any amount of principal not paid when due from the date on which payment was due to the date of payment, on demand, at a rate equal to five percent (5%) per annum above the Basic Rate.

2.                  Payments.

(a)               All payments, including insufficient payments, shall be credited, regardless of their designation by Borrower, first to outstanding late charges, then to interest and the remainder, if any, to principal. In no event shall the amount of interest payable under this Note exceed the maximum rate permitted by law and, notwithstanding any other provision of this Note, any interest payment that would, for any reason, be deemed unlawful shall be applied to the payment of principal. If any payment of principal or interest becomes due on a day other than a Business Day, such payment shall be made not later than the next succeeding Business Day, and such extension shall be included in computing interest in connection with such payment. All payments by Borrower or any endorser of this Note on account of principal, interest or fees hereunder shall be made in lawful money of the United States of America, in immediately available funds. For purposes of this Note, the term “Business Day” means a day (other than a Saturday or Sunday) on which commercial banks are permitted or required to be open for the conduct of commercial banking business in New York, New York.

(b)               If prior to the Maturity Date the Borrower: (i) raises at least $2,500,000 in a subsequent financing, whether through equity or indebtedness, or (ii) sells the stock of SMS or the assets of Acuity or Xact lines of business of the Borrower, then the Borrower shall immediately pay to the Lender the lesser of: (a) the principal sum of One Million Three Hundred Thousand Dollars ($1,300,000) or (b) the aggregate unpaid principal sum of all loans made by Lender in its sole discretion to Borrower under this Note from time to time, together with all interest accrued thereon in accordance with the terms of this Note.

3.                  Prepayment. At its option, Borrower may prepay the principal amount of this Note, in whole or in part, at any time without penalty or premium provided that on the date of prepayment Borrower also pays all interest then accrued and unpaid on the principal amount of this Note.

4.                  Requests for Loans. Borrower may request that Lender extend a loan under this Note by giving written notice to Lender of such request specifying the amount and timing of the requested borrowing. Each notice of borrowing hereunder shall be delivered by email or facsimile transmission as provided in the Notices section of this Note and shall be irrevocable and binding on Borrower.

5.                  Use of Grid. Lender is hereby authorized by Borrower to enter and record on the Schedule attached hereto up to five loans in an amount not less than Two Hundred Fifty Thousand Dollars ($250,000) per loan and the date of each loan made under this Note and each payment of principal thereon without any further authorization on the part of Borrower or any endorser or guarantor of this Note. The entry of a loan advance or principal payment on said Schedule shall be prima facie and presumptive evidence of the amount and date thereof. Lender shall be entitled (but not required) to deliver a copy of the Schedule to Borrower after making any entry thereon and Borrower hereby waives any defect in or objection to any Schedule a copy of which has been delivered to it by Lender unless written notice of such defect or objection is given to Lender within fifteen (15) Business Days after such copy of the Schedule is delivered to Borrower. Notwithstanding the foregoing, Lender’s failure to make an entry in the Schedule or to deliver a copy of the Schedule to Borrower shall not limit or otherwise affect the obligations of Borrower or any endorser or guarantor of this Note.

6.                  No Obligation to Extend Loans. Notwithstanding any term in this Note to the contrary, Lender shall have no obligation to extend loans to Borrower under this Note and the enumeration in this Note of specific obligations of Borrower to Lender and/or conditions to the availability of funds under this Note shall not be construed to qualify, define, or otherwise limit Lender’s right, power, or ability, at any time, under applicable law, to decline to extend loans to Borrower under this Note. Borrower agrees that its breach of or default under any of such obligations or conditions is not the only basis upon which Lender may decline to extend loans under this Note and that Lender may decline to extend loans for any reason or no reason in its sole and absolute discretion.

7.                  Ranking and Security.

(a)               Ranking. All indebtedness under this Note shall rank senior in right of payment to any existing or future secured or unsecured debt of any of the Borrower or its subsidiaries, including, without limitation, all existing promissory notes issued by the Borrower or any of its subsidiaries, and any other debt that, by its terms, is expressly made subordinate to the Note.

(b)               Security. To secure payment and performance of all obligations under this Note, Borrower hereby grants to Lender the right to obtain a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Lender as security, all of Borrower’s right, title and interest in and to the Property, and including any products, proceeds (including insurance proceeds) or income derived therefrom, whether by disposition or otherwise (together with all other collateral security for the obligations hereunder at any time granted to or held or acquired by Lender, collectively, the “Collateral”) upon the request of Lender. For so long as this Note is outstanding, Borrower shall not, and shall not permit any of its subsidiaries, to, create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien, hypothec, charge or other encumbrance of any nature whatsoever on the Collateral, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any security interest or lien with respect to any such assets or properties.

8.                  Representations, Warranties and Covenants. Borrower represents and warrants to and agrees with Lender that:

(a)               Borrower is a corporation duly formed, validly existing, and in good standing under the laws of the State of Oregon, has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposes to be engaged, and is duly qualified as a foreign corporation and is in good standing under the laws of each other jurisdiction in which such qualification is required.

(b)               Borrower has full power and authority to execute and deliver this Note and to incur the obligations provided for herein, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of the stockholders of Borrower or of any governmental or administrative authority, instrumentality, or agency is required as a condition to the validity of this Note.

(c)               This Note is legal and valid and contains the binding obligations of Borrower enforceable against Borrower in accordance with its terms.

(d)               No information, exhibit, or report heretofore or hereafter furnished by Borrower to Lender in connection with this Note contains or will contain any material misstatement of fact or omits or will omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

(e)               Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party or by which it is bound.

(f)                There is no pending or threatened action or proceeding against or affecting Borrower before any court, governmental agency, or arbitrator which may, in any one case or in the aggregate, materially and adversely affect the financial condition, operations, property, or business of Borrower or the ability of Borrower to perform its obligations under this Note.

9.                  Affirmative Covenants. So long as this Note remains unpaid, Borrower shall: (a) preserve and maintain its existence and good standing in Oregon, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is required; and (b) comply in all material respects with all applicable laws, rules, regulations, and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments, and governmental charges imposed upon Borrower or its property.

10.              Events of Default. If any of the following events shall occur and be continuing (each of the following an “Event of Default”):

(a)               Borrower shall fail to make any payment of principal or interest on this Note, or any fee provided for herein, when due;

(b)               Borrower shall default in the performance or observance of any covenant or agreement contained herein;

(c)               any representation or warranty made by or on behalf of Borrower in this Note or in any other certificate, agreement, instrument, or statement delivered to Lender by or on behalf of Borrower shall at any time prove to have been incorrect when made in any material respect;

(d)               Borrower or any of Borrower’s officers, employees, or assets shall be indicted for, or become a defendant in any criminal proceeding relating to, racketeering activity or any other offense a potential penalty for which is forfeiture of all or any part of Borrower’s assets to any federal or state government or agency or any instrumentality thereof;

(e)               any judgment against Borrower or any attachment, levy or execution against any of its properties for any amount shall remain unpaid, or shall not be released, discharged, dismissed, stayed or fully bonded for a period of thirty (30) days or more after its entry, issue or levy, as the case may be;

(f)                Borrower shall make an assignment for the benefit of creditors, or a trustee, receiver or liquidator shall be appointed for Borrower or for any of its property; or

(g)               proceedings shall be commenced by Borrower under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute, or any such proceedings shall be commenced without the consent of Borrower and such proceedings shall continue undischarged for a period of thirty (30) days, then, and in any such event, Lender may declare the entire unpaid principal amount of this Note and all interest and fees accrued and unpaid hereon to be immediately due and payable, whereupon the same shall become and be forthwith due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Borrower.

11.              Origination Fee. Borrower shall pay to the Lender on or before the Maturity Date a loan origination fee (the “Origination Fee”) in the amount of Thirteen Thousand Dollars ($13,000), which fee has been fully earned and is non-refundable.

12.              Miscellaneous.

(a)               Governing Law. This Note shall be shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its rules on conflicts of laws.

(b)               Notices, Etc. All notices and other communications provided for under this Note shall be in writing and, except as otherwise provided in this Note, shall be effective and deemed given (i) when personally delivered, (ii) two (2) Business Days after delivery to a reputable international overnight courier service or (iii) upon transmission by email or facsimile (provided a copy of such communication is also sent simultaneously by a method referred to in clause (i) or (ii) hereof), in each case to the party to which it is directed at the address for such party indicated in the first paragraph of this Note or at such other address as shall be designated by such party in a written notice to the other party given in compliance with the terms of this paragraph.

(c)               No Waiver by Lender. No failure or delay on the part of Lender in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

(d)               Waivers by Borrower. Borrower hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind other than notices expressly provided for in this Note.

(e)               Costs and Expenses. Borrower shall reimburse Lender for all costs and expenses incurred by Lender and shall pay the reasonable fees and disbursements of counsel to Lender in connection with enforcement of Lender’s rights hereunder. Borrower shall also pay any and all taxes (other than taxes on or measured by net income of the holder of this Note) incurred or payable in connection with the execution and delivery of this Note.

(f)                Amendments. No amendment, modification, or waiver of any provision of this Note nor consent to any departure by Borrower therefrom shall be effective unless the same shall be in writing and signed by Borrower and Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(g)               Successors and Assigns. This Note shall be binding upon Borrower and its successors and assigns and the terms hereof shall inure to the benefit of Lender and its successors and assigns, including subsequent holders hereof. Borrower shall not assign any of its obligations under this Note without the prior written consent of Lender.

(h)               Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

(i)                 Entire Agreement. This Note sets forth the entire agreement of Borrower and Lender with respect to this Note and may be modified only by a written instrument executed by Borrower and Lender.

(j)                 Headings. The headings herein are for convenience only and shall not limit or define the meaning of the provisions of this Note.

[Signature appears on following page.]

IN WITNESS WHEREOF, Borrower has executed and delivered this Grid Promissory Note effective as of the date first above stated.

SCHMITT INDUSTRIES, INC.

By:	/s/ Philip Bosco
Philip Bosco
Chief Financial Officer and Treasurer
April 13, 2022

SCHEDULE TO NOTE

Borrower: SCHMITT INDUSTRIES, INC.	Date of Note: ________________, 2022

DATE OF ADVANCE OR PAYMENT	AMOUNT OF ADVANCE	AMOUNT OF PRINCIPAL REPAID	UNPAID PRINCIPAL BALANCE OF NOTE	NAME OF PERSON MAKING NOTATION